UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 25, 2013

PennyMac Mortgage Investment Trust

(Exact Name of Registrant as Specified in Charter)

Maryland	001-34416	27-0186273
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

6101 Condor Drive, Moorpark, California	93021
(Address of Principal Executive Offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 25, 2013, PennyMac Mortgage Investment Trust (the “Company”), through two of its wholly-owned subsidiaries, PennyMac Corp. (“PMC”) and PennyMac Mortgage Investment Trust Holdings I, LLC (“PMITH”), entered into amendments to (i) its master repurchase agreement, dated December 9, 2010, by and among Citibank, N.A. (“Citi”), PMC, PMITH and PennyMac Loan Services, LLC (“PLS”) (the “NPL Repurchase Agreement”), and (ii) its master repurchase agreement, dated May 24, 2012, by and among Citi, PMC and PLS (the “Loan Repo Facility” and, together with the NPL Repurchase Agreement, the “Repurchase Agreements”).

Pursuant to the terms of the Repurchase Agreements, PMC or PMITH, as applicable, may sell, and later repurchase, residential mortgage loans.  The obligations of PMC and PMITH are fully guaranteed by the Company, and the mortgage loans are serviced by PLS, an affiliate of the Company, pursuant to the terms of each Repurchase Agreement.

The NPL Repurchase Agreement is used by PMC and PMITH to fund distressed mortgage loans.  Under the NPL Repurchase Agreement, the principal amount paid by Citi for each eligible mortgage loan is based on a percentage of the market value of such mortgage loan.  Upon the repurchase, or the sale, securitization or liquidation, of such mortgage loan, PMC or PMITH, as applicable, is required to repay Citi the principal amount related to such mortgage loan plus accrued interest (at a rate reflective of the current market and based on LIBOR plus a margin) to the date of such repurchase, sale, securitization or liquidation.

The Loan Repo Facility is used by PMC to fund newly originated mortgage loans that it purchases from correspondent lenders and holds pending sale and/or securitization.  Under the Loan Repo Facility, the principal amount paid by Citi for each eligible mortgage loan is based on a percentage of the lesser of the market value or the unpaid principal balance of such mortgage loan. Upon the repurchase of a mortgage loan, PMC is required to repay Citi the principal amount related to such mortgage loan plus accrued interest (at a rate reflective of the current market and based on LIBOR plus a margin) to the date of such repurchase.

Other material terms of the NPL Repurchase Agreement and related guaranty are described more fully in the Company’s Current Report on Form 8-K filed on December 15, 2010, and other material terms of the Loan Repo Facility and related guaranty are described more fully in the Company’s Current Report on Form 8-K filed on May 30, 2012.

Under the terms of the amendments, the maturity date of each Repurchase Agreement was extended to July 24, 2014, and the maximum aggregate purchase price provided for in each Repurchase Agreement was increased to $1 billion, the available amount of which is reduced under each Repurchase Agreement by any outstanding repurchase amounts under the other Repurchase Agreement; provided, however, that the aggregate purchase prices of distressed loans outstanding at any time under the NPL Repurchase Agreement may not exceed $850 million.

As amended, the Repurchase Agreements require PMITH and PMC to maintain various financial and other covenants, which include maintaining (i) a minimum tangible net worth of $220 million for PMITH and  $140 million for PMC ; (ii) a minimum of $25 million in the aggregate in unrestricted cash and cash equivalents between PMITH and PMC, as of the end of each calendar month; (iii) a maximum ratio of total liabilities to tangible net worth of 10:1 for each of PMITH and PMC; and (iv) profitability of at least $1.00 at each of PMITH and PMC for at least one (1) of the previous two (2) consecutive fiscal quarters, as of the end of each fiscal quarter.

As amended, the Repurchase Agreements also require the Company and PLS to maintain various financial and other covenants, which include maintaining (i) a minimum tangible net worth of $750 million for the Company and $90 million for PLS; (ii) a minimum of $30 million in the aggregate in unrestricted cash and cash equivalents at the Company and its subsidiaries and a minimum of $20 million in unrestricted cash and cash equivalents at PLS, in each case as of the end of each calendar month; (iii) a maximum ratio of total liabilities to tangible net worth of 3:1 and 10:1 for the Company and PLS, respectively; and (iv) profitability of at least $1.00 at the Company for at least one (1) of the previous two (2) consecutive fiscal quarters, as of the end of each fiscal quarter, and at PLS for the previous fiscal quarter.

The Company, through PMC and PMITH, is required to pay Citi a fee for the structuring of the amendments, as well as certain other costs and expenses associated with the ongoing administration of the Repurchase Agreements.  All other terms and conditions of the Repurchase Agreements and the related guaranties remain the same in all material respects.

The foregoing description of the amendment to the NPL Repurchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which has been filed with this Current Report on Form 8-K as Exhibit 1.1, and the full text of the NPL Repurchase Agreement and the related guaranty, which were filed as Exhibits 1.1 and 1.2, respectively, to the Company’s Current Report on Form 8-K filed on December 15, 2010, and any amendments to the NPL Repurchase Agreement filed thereafter.

The foregoing description of the amendment to the Loan Repo Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment, which has been filed with this Current Report on Form 8-K as Exhibit 1.2, and the full text of the Loan Repo Facility and the related guaranty, which were filed as Exhibits 1.1 and 1.2, respectively, to the Company’s Current Report on Form 8-K filed on May 30, 2012, and any amendments to the Loan Repo Facility filed thereafter.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1

Amendment Number Twelve to Master Repurchase Agreement, dated as of July 25, 2013, among PennyMac Corp., PennyMac Mortgage Investment Trust Holdings I, LLC and PennyMac Loan Services, LLC and Citibank, N.A.

1.2	Amendment Number Six to Master Repurchase Agreement, dated as of July 25, 2013, among PennyMac Corp., PennyMac Loan Services, LLC and Citibank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

Dated: July 31, 2013	/s/ Anne D. McCallion
Anne D. McCallion
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Amendment Number Twelve to Master Repurchase Agreement, dated as of July 25, 2013, among PennyMac Corp., PennyMac Mortgage Investment Trust Holdings I, LLC and PennyMac Loan Services, LLC and Citibank, N.A.

1.2	Amendment Number Six to Master Repurchase Agreement, dated as of July 25, 2013, among PennyMac Corp., PennyMac Loan Services, LLC and Citibank, N.A.